SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

(Amendment No. 2)

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2014

SELECTICA, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

2121 South El Camino Real

San Mateo, California 94403

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Explanatory Note

The Company is filing this Amendment No. 2 to Current Report on Form 8-K/A (this “Second 8-K/A”) to amend its Current Report on Form 8-K, as filed on July 3, 2014 (the “Original 8-K”), as amended by Amendment No. 1 to Current report on Form 8-K/A, as filed on August 7, 2014 (the “First 8-K/A”), solely to correct certain typographical errors in Exhibits 99.1, 99.2 and 99.3 to the First 8-K/A. Exhibits 99.1, 99.2 and 99.3 attached to this Second 8-K/A replace Exhibits 99.1, 99.2 and 99.3 attached to the First 8-K/A. This Second 8-K/A does not amend or otherwise update any other information in the Original 8-K or the First 8-K/A.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Audited consolidated financial statements of Iasta for the fiscal years ended December 31, 2013 and December 31, 2012, and the notes related thereto.

99.2	Unaudited consolidated financial statements of Iasta for the quarters ended March 31, 2014 and March 31, 2013, and the notes related thereto.

99.3	Condensed combined unaudited pro forma financial statements of the Company and Iasta for the fiscal year ended March 31, 2014, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2014

SELECTICA, INC.

By:	/s/ Todd Spartz
Name: Todd Spartz
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited consolidated financial statements of Iasta for the fiscal years ended December 31, 2013 and December 31, 2012, and the notes related thereto.

99.2	Unaudited consolidated financial statements of Iasta for the quarters ended March 31, 2014 and March 31, 2013, and the notes related thereto.

99.3	Condensed combined unaudited pro forma financial statements of the Company and Iasta for the fiscal year ended March 31, 2014, and the notes related thereto.